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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


               PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 20, 2004


                         CIRMAKER TECHNOLOGY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          NEVADA                    333-70156                    98-0228169

(STATE OR OTHER JURISDICTION       (COMMISSION                (I.R.S. EMPLOYER
     OF INCORPORATION)             FILE NUMBER)              IDENTIFICATION NO.)


                                      NO. 8
                                    LANE 377
                                CHUNG CHENG ROAD
                                   FENG YEH LI
                                    YANG MEI
                               TAOYUAN 326, TAIWAN
                                REPUBLIC OF CHINA
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                   (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE +886-3-282-1006


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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     Cirmaker Technology Corporation is furnishing to the Securities and Exchange Commission its first quarter 2004 earnings press release, which is furnished as Attachment 1 to this Form 8-K.


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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CIRMAKER TECHNOLOGY CORPORATION


Date   May 20, 2004                      BY  /s/ Bill Liao
     -------------------------              --------------------------------
                                             Bill Liao
                                             Chief Executive Officer


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                                                                    ATTACHMENT 1
                                                                    ------------
                                                                Earnings Release
                                                              First Quarter 2004

                                 [CIRMAKER LOGO]

        CIRMAKER TECHNOLOGY REPORTS FIRST QUARTER 2004 FINANCIAL RESULTS
               REVENUE RISES 4.9% FROM THE SAME QUARTER A YEAR AGO

NEW YORK, NY -- May 20, 2004 -- Cirmaker Technology Corp. (OTC BB: CRKT.OB), which manufactures set top boxes for digital TV signal reception, CPU coolers for computers and electronics components, today announced results for the first quarter, ended March 31, 2004.

Revenue for the period rose 4.9% to $3.92 million from $3.74 million the same quarter a year ago. Gross profit was $373,626 versus $519,808 in the first quarter of 2003. The Company explained that a spurt in the price of copper, the critical material in its heat dispersal systems for laptop, PC and computer servers was responsible for the difference in earnings. The worldwide demand for copper increased in the first quarter as a result of economic activity. Copper prices have declined somewhat since the end of the quarter, the Company reported.

President Bill Liao of Cirmaker Technology, said, "We have made progress in sales of computer cooling systems, which is only partially reflected in first quarter sales. Orders have been in-line with our expectations. Shipments of these orders, however, were delayed to the second quarter because of the Chinese New Year holiday, which fell earlier than usual. As a consequence of the plant closing for the holiday, some shipments were delayed to April. The second and third quarters are key in computer manufacturing and heat dispersal sales are ahead of last year."

The net loss in the first quarter was $437,624 versus the net profit of $113,455 in the same quarter of last year. Corporate expenditures grew as a result of increased marketing general and administrative expenditures to launch marketing of set top boxes and to improve the manufacturing facility to produce them.

As of March 31, 2004, the Company had $223,275 in cash and cash equivalents on the balance sheet, up 24.9% from the $178,808 in cash holdings a year ago. In addition, the Company had $653,240 in restricted cash, which is cash held in reserve to meet debt covenants.

Cirmaker Technology believes that its cooling system units for laptop and personal computers are superior in several respects to other products on the market. First, they are developed in partnership with the client so that they meet each client's particular specifications. Second, Cirmaker Technology's expertise in making cooling fin assemblies, a critical component of cooling units, results in smaller (about half the size of typical assemblies), higher quality (due to a patented design and manufacturing method), lower cost (20% less than typical competitors) and more efficient cooling products. Cirmaker Technology fin assemblies cut cooling fan power requirements by two-thirds, a key factor in reducing laptop battery drain. Cirmaker Technology believes that major suppliers to the laptop computer industry are sourcing Cirmaker Technology cooling systems after determining that they have the lowest defect rates of any competitive manufacturer.

ABOUT CIRMAKER TECHNOLOGY CORPORATION

Cirmaker Technology manufactures cooling systems for laptop and personal computers, a variety of electronic components and digital set top boxes for television sets. Headquartered in Taiwan with an office in New York City, Cirmaker has developed digital television set top boxes that can convert analog television broadcast signals into digital formats so that analog TV sets can receive digital programming. Cirmaker believes it is the only manufacturer operating in China that can produce in volume a device that meets all the required standards of Chinese broadcasting authorities. It is also poised to


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distribute its system worldwide as it complies with all international HDTV standards for high definition television. The system receives, processes, stores and broadcasts analog, digital and streaming media signals, and it supports pay-per-view as well as video-on-demand channel signals.

FORWARD LOOKING STATEMENTS

The matters discussed in this news release contain forward-looking statements, including statements regarding projected increases in sales and profitability. These statements are subject to various risks, uncertainties and other factors that could cause actual results to vary materially from the results anticipated in such forward-looking statements. Such risks, uncertainties and other factors include Cirmaker's potential inability to raise additional capital, its potential inability to compete with other companies that may be more experienced and better capitalized than Cirmaker, changes in domestic and foreign laws, regulations and taxes, changes in economic conditions, uncertainties related to the legal systems in Cirmaker's target markets, including, China's legal system and economic, political and social events in China and other target markets, foreign relations between Taiwan, China and Cirmaker's other potential target markets, a general economic downturn, a downturn in the securities markets, Securities and Exchange Commission regulations which affect trading in the securities of "penny stocks," and other risks and uncertainties detailed from time to time in Cirmaker's filings with the Securities and Exchange Commission. These forward-looking statements represent management's judgment as of the date of this release. Cirmaker disclaims any intent or obligation to update these forward-looking statements.

FOR MORE INFORMATION, PLEASE CONTACT:
-------------------------------------

Cirmaker Technology Corporation            Stern & Co.
Charles R. Skeele                          Truc N. Nguyen
CEO and CFO                                VP, Investor Relations
Telephone: 917-639-4098                    Telephone: 212-888-0044
Email: cskeele@cirmaker.com.tw             Email: tnguyen@sternco.com

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